Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes [Abstract]
Income Taxes
INCOME TAXES:

	Year ended December 31
	2017	2018	2019
Current income tax expense:
Current year (i)	$39.3	$44.4	$35.1
Adjustments for prior years, including changes to net provisions related to tax uncertainties (ii)	(0.2)	(4.7)	(12.3)
	39.1	39.7	22.8
Deferred income tax expense (recovery):
Origination and reversal of temporary differences (i) (iii)	(5.6)	6.2	15.4
Changes in previously unrecognized tax losses and deductible temporary differences, including adjustments for prior years (iii) (iv)	(5.9)	(62.9)	(8.7)
	(11.5)	(56.7)	6.7
Income tax expense (recovery)	$27.6	$(17.0)	$29.5

A reconciliation of income taxes calculated at the statutory income tax rate to the income tax expense at the effective tax rate is as follows:

	Year ended December 31
	2017	2018	2019

Earnings before income taxes	$133.1	$81.9	$99.8
Income tax expense at Celestica’s statutory income tax rate of 26.5% (2018 and 2017 — 26.5%)	$35.3	$21.7	$26.4
Impact on income taxes from:
Manufacturing and processing deduction	(0.1)	(0.1)	—
Foreign income taxed at different rates	(7.6)	(9.1)	(6.7)
Foreign exchange	(6.8)	3.8	5.0
Other, including non-taxable/non-deductible items and changes to net provisions related to tax uncertainties (i) (ii) (iii)	3.4	11.3	(5.8)
Change in tax rates	—	—	(0.8)
Change in unrecognized tax losses and deductible temporary differences (iii) (iv)	3.4	(44.6)	11.4
Income tax expense (recovery)	$27.6	$(17.0)	$29.5

(i)
These line items for 2017 in the two tables above were negatively impacted by a deferred tax expense of $4.0 related to taxable temporary differences associated with the then-anticipated repatriation of undistributed earnings from certain of our Chinese subsidiaries, of which $3.5 was realized as a current tax expense for withholding tax on dividends paid in 2018. These line items for 2019 in the two tables above were negatively impacted by a deferred tax expense of $6.0 related to taxable temporary differences associated with the anticipated repatriation of undistributed earnings from certain of our Chinese and Thai subsidiaries.

(ii)
These line items for 2019 in the two tables above include tax benefits related to return-to-provision adjustments and reversals of previously-recorded tax liabilities and uncertainties (discussed below).

(iii)
These line items for 2019 in the two tables above include the tax expense related to the taxable portion of the Property Gain and the recognition of offsetting previously-unrecognized tax losses (discussed below).

(iv)	These line items for 2018 in the two tables above include the recognition of an aggregate of $53.3 of deferred tax assets in our U.S. group of subsidiaries (discussed below).
Our effective income tax rate can vary significantly period-to-period for various reasons, including as a result of the mix and volume of business in various tax jurisdictions within the Americas, Europe and Asia, in jurisdictions with tax holidays and tax incentives, and in jurisdictions for which no net deferred income tax assets have been recognized because management believed it was not probable that future taxable profit would be available against which tax losses and deductible temporary differences could be utilized. Our effective income tax rate can also vary due to the impact of restructuring charges, foreign exchange fluctuations, operating losses, cash repatriations, and changes in our provisions related to tax uncertainties.
During 2019, we recorded a net income tax expense of $29.5, which was favorably impacted by $6.4 in tax benefits arising from return-to-provision adjustments for changes in estimates related to prior years, based on changes in facts or circumstances, and an aggregate of $4.5 in reversals of certain previously-recorded tax liabilities and uncertainties, offset in part by $6.0 of deferred tax expense arising from taxable temporary differences associated with the anticipated repatriation of undistributed earnings from certain of our Chinese and Thai subsidiaries. While our net income tax expense included taxable foreign exchange impacts (Currency Impacts) from fluctuations in foreign currencies relative to the U.S. dollar during each quarter of 2019, overall net Currency Impacts for 2019 were not significant. In connection with the sale of our Toronto real property, there was no net tax impact (see note 16(c)), as the deferred tax expenses of $5.7 was offset by the recognition of previously unrecognized tax losses.
During 2018, we recorded a net income tax recovery of $17.0 which was favorably impacted by the recognition of $3.7 and $49.6 of previously unrecognized deferred tax assets in our U.S. group of subsidiaries as a result of our Atrenne and Impakt acquisitions, respectively (which largely offset the net deferred tax liabilities of $56.6 that arose in connection with such acquisitions), as well as the reversal in Q2 2018 of $6.0 of previously-accrued Mexican income taxes to reflect the terms of an approved bi-lateral advance pricing arrangement. These income tax benefits were offset, in part, by adverse Currency Impacts arising from the weakening of the Malaysian ringgit and Chinese renminbi relative to the U.S. dollar.
During 2017, we recorded a net income tax expense of $27.6 which was favorably impacted by the recognition of a deferred income tax benefit of $4.3 (Solar Benefit) related to our solar assets (described below), as well as favorable Currency Impacts resulting from the strengthening of the Malaysian ringgit and Chinese renminbi relative to the U.S. dollar, which were offset in part by $4.0 in deferred tax expense related to taxable temporary differences associated with the then-anticipated repatriation of undistributed earnings from certain of our Chinese subsidiaries, and a $2.0 deferred tax expense related to the U.S. Tax Reform (defined below). In connection with our exit from the solar panel manufacturing business, we withdrew one of our tax incentives in Thailand (which related solely to such operations) during the second quarter of 2017. The withdrawal of this incentive allowed us to apply tax losses arising from the disposition of our solar assets against other taxable profits in Thailand, resulting in the recognition of the Solar Benefit in 2017 and ultimately realized in 2018.

The United States Tax Cuts and Jobs Act (U.S. Tax Reform) became effective January 1, 2018. We believe that we recorded all significant one-time impacts resulting from enactment of the U.S. Tax Reform in the fourth quarter of 2017 (consisting of a non-cash increase to our deferred income tax expense of $2.0 to re-value our previously recognized net deferred tax assets), but will continue to assess additional impacts, if any, as they become known due to changes in our interpretations and assumptions, as well as applicable changes in our business and additional regulatory guidance that may be issued. No significant amounts resulting from the U.S. Tax Reform were recorded during 2018 or 2019.
Changes in deferred tax assets and liabilities for the periods indicated are as follows:

	Unrealized foreign exchange gains	Accounting provisions not currently deductible	Pensions and non-pension post-retirement benefits	Tax losses carried forward	Property, plant and equipment and intangibles	Other	Reclassification between deferred tax assets and deferred tax liabilities(i)	Total
Deferred tax assets:
Balance — January 1, 2018	$—	$8.8	$—	$34.6	$6.3	$—	$(12.1)	$37.6
Credited (charged) to net earnings	—	2.1	—	36.8	—	17.1	—	56.0
Credited (charged) directly to equity	—	—	—	(9.8)	—	1.7	—	(8.1)
Effects of foreign exchange	—	(0.1)	—	(2.1)	—	0.1	—	(2.1)
Other	—	—	—	—	(6.3)	(4.1)	(36.3)	(46.7)
Balance — December 31, 2018	—	10.8	—	59.5	—	14.8	(48.4)	36.7
Credited (charged) to net earnings	—	(1.0)	0.6	2.1	—	(3.1)	—	(1.4)
Credited (charged) directly to equity	—	—	—	0.3	—	(0.6)	—	(0.3)
Additions from business combinations	—	(0.1)	—	—	—	—	—	(0.1)
Effects of foreign exchange	—	(0.1)	—	1.0	—	0.3	—	1.2
Other	—	—	(0.8)	—	—	—	(1.7)	(2.5)
Balance — December 31, 2019	$—	$9.6	$(0.2)	$62.9	$—	$11.4	$(50.1)	$33.6
Deferred tax liabilities:
Balance — January 1, 2018	$25.2	$—	$10.6	$—	$—	$4.1	$(12.1)	$27.8
Charged (credited) to net earnings	1.5	—	—	—	(2.3)	—	—	(0.8)
Charged (credited) directly to equity	—	—	(9.9)	—	—	—	—	(9.9)
Additions from business combinations	—	—	—	—	56.6	—	—	56.6
Effects of foreign exchange	(2.1)	—	0.1	—	0.5	—	—	(1.5)
Other	—	—	—	—	(6.3)	(4.1)	(36.3)	(46.7)
Balance — December 31, 2018	24.6	—	0.8	—	48.5	—	(48.4)	25.5
Charged (credited) to net earnings	0.8	—	—	—	4.5	—	—	5.3
Additions from business combinations	—	—	—	—	(0.9)	—	—	(0.9)
Effects of foreign exchange	1.0	—	—	—	—	—	—	1.0
Other	—	—	(0.8)	—	—	—	(1.7)	(2.5)
Balance — December 31, 2019	$26.4	$—	$—	$—	$52.1	$—	$(50.1)	$28.4

(i)
This reclassification reflects the offsetting of deferred tax assets and deferred tax liabilities to the extent they relate to the same taxing authorities and there is a legally enforceable right to such offset.

The amount of deductible temporary differences and unused tax losses for which no deferred tax assets have been recognized at December 31, 2019 is $1,783.2 (December 31, 2018 — $1,780.4). We have not recognized deferred tax assets in respect of these items because, based on management’s estimates, it is not probable that future taxable profit will be available against which we can utilize the benefits. A portion of these unused tax losses expires between 2020 and 2039 and a portion can be carried forward indefinitely to offset taxable profits. The deductible temporary differences do not expire under current tax legislation.
The aggregate amount of temporary differences associated with investments in subsidiaries for which we have not recognized deferred tax liabilities is $5.0 (December 31, 2018 — $5.8). As of December 31, 2019, we have recorded aggregate net deferred tax assets of $6.8 for one of our Asian subsidiaries which realized losses in 2019 and our U.S. group of subsidiaries which realized losses in 2018 and 2019 (December 31, 2018 — $5.0 for losses incurred in our U.S. subsidiaries in 2018). We recognize deferred tax assets based on our estimate of the future taxable profit we expect these subsidiaries to achieve based on our review of financial projections. We did not record any deferred tax assets related to losses incurred in 2017 for any of our subsidiaries.
Certain countries in which we do business grant tax incentives to attract or retain our business. Our tax expense could increase significantly if certain tax incentives from which we benefit are retracted. A retraction could occur if we fail to satisfy the conditions on which these tax incentives are based, or if they are not renewed or replaced upon expiration. Our tax expense could also increase if tax rates applicable to us in such jurisdictions are otherwise increased, or due to changes in legislation or administrative practices. Changes in our outlook in any particular country could impact our ability to meet the required conditions.
Our tax incentives currently consist of tax holidays for the profits of our Thailand and Laos subsidiaries, as well as tax incentives for dividend withholding taxes for these subsidiaries. These tax incentives are subject to certain conditions with which we intend to comply, and expire between 2020 and 2027. The aggregate tax benefit arising from all of our tax incentives was approximately $1.5 or $0.01 per diluted share for 2019, $4.7 or $0.03 per diluted share for 2018, and $7.6 or $0.05 per diluted share for 2017.
We have three income tax incentives in Thailand (one previous incentive expired in October 2019, and we had withdrawn another in 2017 in connection with our exit from the solar panel manufacturing business). Two of these incentives initially allow for a 100% income tax exemption (including distribution taxes), which after eight years transition to a 50% income tax exemption for the next five years (excluding distribution taxes). The third incentive, obtained in 2019, allows for a 100% income tax exemption for eight years. Upon full expiry of each of the incentives, taxable profits associated with such expired tax incentives become fully taxable. One of our remaining Thailand tax incentives expires in 2020, another will transition to the 50% exemption in 2022 and expire in 2027, and the third will expire in 2027.
See note 24 regarding a Brazilian sales tax contingency.